Exhibit 10.1

URS CORPORATION

SEVENTH AMENDMENT
TO CREDIT AGREEMENT

                    This SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of January 27, 2005 and entered into by and among URS CORPORATION, a Delaware corporation (“Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (“Lenders”) and CREDIT SUISSE FIRST BOSTON, as administrative agent for Lenders (“Administrative Agent”), and is made with reference to that certain Credit Agreement dated as of August 22, 2002, as amended by that certain First Amendment to Credit Agreement dated as of January 30, 2003, that certain Second Amendment to Credit Agreement dated as of November 6, 2003, that certain Third Amendment to Credit Agreement dated as of December 16, 2003, that certain Fourth Amendment to Credit Agreement dated as of March 29, 2004, that certain Fifth Amendment to Credit Agreement dated as of June 4, 2004, and that certain Sixth Amendment to Credit Agreement dated as of November 29, 2004 (as so amended, and as further amended, modified, restated or otherwise supplemented to the date hereof, the “Credit Agreement”), by and among Company, Lenders, CREDIT SUISSE FIRST BOSTON, as a Co-Lead Arranger and Administrative Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Co-Lead Arranger and Syndication Agent for Lenders, and BNP PARIBAS, HARRIS TRUST & SAVINGS BANK and THE ROYAL BANK OF SCOTLAND PLC, as Co-Documentation Agents for Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

                    WHEREAS, Company and Lenders desire to amend the Credit Agreement as more particularly described below;

                    NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

1.1	Amendments to Section 1: Definitions

                    A.       Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                    “Seventh Amendment” means that certain Seventh Amendment to Credit Agreement dated as of January 27, 2005 and entered into by and among Company, the Lenders listed on the signature pages thereof and Administrative Agent.

                    “Seventh Amendment Effective Date” means the effective date of the Seventh Amendment.

1.2	Amendments to Section 2: Amounts and Terms of Commitments and Loans

        Subsection 2.2A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

“A. Rate of Interest. Subject to the provisions of subsections 2.6 and 2.7, each Term Loan and each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Eurodollar Rate. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made through maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate. The applicable basis for determining the rate of interest with respect to any Term Loan or any Revolving Loan shall be selected by Company initially at the time a Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B, and the basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day a Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate.

          (i)      Subject to the provisions of subsections 2.2E, 2.2G and 2.7, the Revolving Loans, the Tranche A Term Loans and the Tranche B Term Loans shall bear interest through maturity as follows:

          (a)      if a Base Rate Loan, then at the sum of the Base Rate plus a Base Rate Margin of 0.75% per annum; or

          (b)      if a Eurodollar Rate Loan, then at the sum of the Eurodollar Rate plus a Eurodollar Rate Margin of 1.75% per annum;

provided that during any period beginning on any date Administrative Agent receives an Officer’s Certificate from Company stating that Company has obtained senior secured ratings for the Credit Facilities not lower than (1) BB+ from S&P and Ba2 from Moody’s or (2) BB from S&P and Ba1 from Moody’s and in each case continuing until Company fails to maintain such ratings, the Base Rate Margin and Eurodollar Rate Margin in each case shall be 0.25% per annum less than the Base Rate Margin and Eurodollar Rate Margin otherwise applicable pursuant to this subsection 2.2A(i).

          (ii)     Subject to the provisions of subsections 2.2E, 2.2G and 2.7, the Swing Line Loans shall bear interest through maturity at the sum of the Base Rate plus the applicable Base Rate Margin for Revolving Loans minus the Commitment Fee Percentage.”

1.3	Amendments to Section 7: Company’s Negative Covenants

A.     Subsection 7.3(ix) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          “(ix) Company and its Subsidiaries may acquire assets (including Capital Stock and including Capital Stock of Subsidiaries formed in connection with any such acquisition) of any Person in the same or similar line of business (or any related, ancillary or complementary business, including without limitation business services) as Company (a) through the issuance of Capital Stock of Company, (b) with Cash, (c) with the proceeds of not more than $200,000,000 of Subordinated Indebtedness of Company or (d) with any combination of (a) through (c); provided that (1)(A) after giving effect to such acquisition, at least $75,000,000 is available in Revolving Loan Commitments, (B) any such Subordinated Indebtedness is unsecured and has no mandatory payment of principal for at least one year after the maturity of the Tranche B Term Loans, (C) the documentation for any such indebtedness contains subordination provisions that are standard in the market for publicly traded or privately held subordinated debt securities at the time of issuance thereof or such other subordination provisions as may be reasonably acceptable to Administrative Agent, and contains such other terms and conditions as are reasonably satisfactory to Administrative Agent, (D) after giving effect to such acquisition, no Event of Default or Potential Event of Default shall have occurred or be continuing, and (E) the pro forma Consolidated Leverage Ratio (after giving effect to such acquisition) is less than the maximum Consolidated Leverage Ratio permitted as at the end of the most recently ended Fiscal Quarter or Stub Period, as the case may be, minus 0.25 or (2) Requisite Lenders consent thereto (each a “Permitted Acquisition”);”

1.4	Titles of Certain Agents

For purposes of this Amendment and the resyndication and repricing process contemplated hereby Credit Suisse First Boston, acting through its Cayman Islands Branch, shall be “Sole Lead Arranger”.

The term “Agents” as defined under the Credit Agreement shall be deemed for all purposes to include, without limitation, Credit Suisse First Boston, acting through its Cayman Islands Branch, in its capacity as “Sole Lead Arranger” in connection with this Amendment.

Section 2.      CONDITIONS TO EFFECTIVENESS

                    Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Seventh Amendment Effective Date”):

                    A.      Company shall have delivered to Lenders (or to Administrative Agent for Lenders) an executed copy of this Amendment.

                    B.      Each Lender shall have executed this Amendment.

                    C.      All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and its counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

Section 3.      COMPANY’S REPRESENTATIONS AND WARRANTIES

                    In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete as of the date of this Amendment:

                    A.      Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”).

                    B.      Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.

                    C.     No Conflict.      The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries in any manner that would be likely to result in a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders or Permitted Encumbrances), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.

                    D.      Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                    E.      Binding Obligation. This Amendment has been duly executed and delivered by Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

                    F.      Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                     G.      Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4.      MISCELLANEOUS

                     A.      Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Seventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                    B.     Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                    C.      Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                    D.      Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                     E.      Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Section 5.      ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

                    Each guarantor listed on the signature pages hereof (“Subsidiary Guarantors”) hereby acknowledges that it has read this Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of each Subsidiary Guarantor under its applicable Subsidiary Guaranty shall not be impaired or affected and the applicable Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Subsidiary Guarantor further agrees that nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendment to the Credit Agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

URS CORPORATION, a Delaware corporation
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President and Chief Financial Officer

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, Individually and as Administrative Agent
By:	/s/ S. William Fox
	Name:	S. William Fox
	Title:	Director

By:	/s/ /David Dodd
	Name:	David Dodd
	Title:	Vice President

AMAN ENVIRONMENTAL CONSTRUCTION, INC., a California corporation
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President and Chief Financial Officer

BANSHEE CONSTRUCTION COMPANY, INC., a California corporation
By:	/s/ Rita Armstrong
	Name:	Rita Armstrong
	Title:	Vice President and Treasurer

CLEVELAND WRECKING COMPANY, a California corporation
By:	/s/ Rita Armstrong
	Name:	Rita Armstrong
	Title:	Vice President and Treasurer

RADIAN INTERNATIONAL LLC, a Delaware limited liability company
By:	/s/ David C. Nelson
	Name:	David C. Nelson
	Title:	Vice President and Treasurer

SIGNET TESTING LABORATORIES, INC., a Delaware corporation
By:	/s/ Rita Armstrong
	Name:	Rita Armstrong
	Title:	Vice President and Treasurer

URS CONSTRUCTION SERVICES, INC., a Florida corporation
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President and Chief Executive Officer

URS CORPORATION, a Nevada corporation
By:	/s/ David C. Nelson
	Name:	David C. Nelson
	Title:	Vice President and Treasurer

URS CORPORATION GREAT LAKES, a Michigan corporation
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President and Chief Financial Officer

URS CORPORATION-MARYLAND, a Maryland corporation
By:	/s/ David C. Nelson
	Name:	David C. Nelson
	Title:	Vice President and Treasurer

URS CORPORATION – OHIO, an Ohio corporation
By:	/s/ David C. Nelson
	Name:	David C. Nelson
	Title:	Vice President and Treasurer

URS CORPORATION SOUTHERN, a California corporation
By:	/s/ David C. Nelson
	Name:	David C. Nelson
	Title:	Vice President and Treasurer

URS GROUP, INC., a Delaware corporation
By:	/s/ David C. Nelson
	Name:	David C. Nelson
	Title:	Vice President and Assistant Treasurer

URS OPERATING SERVICES, INC., a Delaware corporation
By:	/s/ Peter J. Pedalino
	Name:	Peter J. Pedalino
	Title:	Vice President and Controller

URS HOLDINGS, INC., a Delaware corporation
By:	/s/ David C. Nelson
	Name:	David C. Nelson
	Title:	Vice President and Treasurer

URS INTERNATIONAL INC., a Delaware corporation
By:	/s/ David C. Nelson
	Name:	David C. Nelson
	Title:	Vice President and Treasurer

LEAR SIEGLER SERVICES, INC., a Delaware corporation
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President

EG&G DEFENSE MATERIALS, INC., a Utah corporation
By:	/s/ William Neeb
	Name:	William Neeb
	Title:	Vice President, Chief Financial Officer and Assistant Treasurer

EG&G TECHNICAL SERVICES, INC., a Delaware corporation
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President

D&M CONSULTING ENGINEERS, INC., a Delaware corporation
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President and Chief Financial Officer

E.C. DRIVER & ASSOCIATES, INC., a Florida corporation
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President and Chief Financial Officer

LEAR SIEGLER LOGISTICS INTERNATIONAL, INC., a Delaware corporation
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President

RADIAN ENGINEERING, INC., a New York corporation
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President. Chief Financial Officer and Secretary

URS CORPORATION AES., a Connecticut corporation
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President and Chief Financial Officer

URS CORPORATION ARCHITECTURE-NC, P.C., a North Carolina corporation

By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President and Chief Financial Officer

URS CORPORATION – NEW YORK, a New York corporation
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Executive Vice President and Chief Financial Officer

URS RESOURCES, LLC, a Delaware limited liability company
By:	/s/ Kent P. Ainsworth
	Name:	Kent P. Ainsworth
	Title:	Attorney-in-fact

ALLSTATE LIFE INSURANCE COMPANY,
as a Lender

By:	/s/ Chris Goergen

Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula

Name:	Jerry D. Zinkula
Title:	Authorized Signatory

AIMCO CDO SERIES 2000-A,
as a Lender

By:	/s/ Chris Goergen

Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula

Name:	Jerry D. Zinkula
Title:	Authorized Signatory

AIMCO CLO SERIES 2001-A,
as a Lender

By:	/s/ Chris Goergen

Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Jerry D. Zinkula

Name:	Jerry D. Zinkula
Title:	Authorized Signatory

AMCO INSURANCE COMPANY,
as a Lender

By:	/s/ Thomas S. Leggett

Name:	Thomas S. Leggett
Title:	Associate Vice President – Public Bonds

ANTARES CAPITAL CORPORATION,
as a Lender

By:	/s/ David Mahon

Name:	David Mahon
Title:	Director

JPMORGAN CHASE BANK, N.A., As Trustee of the Antares Funding Trust created under the Trust Agreement Dated as of November 30, 1999, as a Lender

By:	/s/ Leslie Hundley

Name:	Leslie Hundley
Title:	Assistant Vice President

APEX (IDM) CDO I, LTD
BABSON CLO LTD. 2003-I
ELC (CAYMAN) LTD. CDO SERIES 1999-I
ELC (CAYMAN) LTD. 1999-III
ELC (CAYMAN) LTD. 2000-I
SUFFIELD CLO, LIMITED
TRYON CLO LTD. 2000-I
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ William A. Hayes

Name:	William A. Hayes
Title:	Managing Director

MAPLEWOOD (CAYMAN) LIMITED
By: Babson Capital Management LLC as Investment Manager

By:	/s/ William A. Hayes

Name:	William A. Hayes
Title:	Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ William A. Hayes

Name:	William A. Hayes
Title:	Managing Director

SIMSBURY CLO, LIMITED
By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company

By:	/s/ William A. Hayes

Name:	William A. Hayes
Title:	Managing Director

BILL & MELINDA GATES FOUNDATION
By: Babson Capital Management LLC as Investment Adviser

By:	/s/ William A. Hayes

Name:	William A. Hayes
Title:	Managing Director

ARUM CLO 2002-1 LTD.
By: Columbia Management Advisors, Inc. as Investment Manager as a Lender

By:	/s/ Mark S. Pelletier

Name:	Mark S. Pelletier
Title:	Director

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Michael J. Landin

Name:	Michael J. Landin
Title:	Senior Vice President

BANK LEUMI USA,
as a Lender

By:	/s/ Michaela Klein

Name:	Michaela Klein
Title:	Senior Vice President

BNP PARIBAS,
as a Lender

By:	/s/ Katherine Wolfe

Name:	Katherine Wolfe
Title:	Director

By:	/s/ Sandy Bertram

Name:	Sandy Bertram
Title:	Vice President

BRYN MAWR CLO, LTD.,

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Matt Stouffer

Name:	Matt Stouffer
Title:	Senior Vice President

CALLIDUS DEBT PARTNERS CLO FUND II, LTD.
By: Callidus Capital Management LLC, its Collateral Manager as a Lender

By:	/s/ Mavis Taintor

Name:	Mavis Taintor
Title:	Senior Managing Director

CALLIDUS DEBT PARTNERS CLO FUND III LTD.
By: Callidus Capital Management LLC, its Collateral Manager as a Lender

By:	/s/ Mavis Taintor

Name:	Mavis Taintor
Title:	Senior Managing Director

DENALI CAPITAL LLC, Managing Member of DC Funding Partners, Portfolio Manager for Denali Capital CLO I, Ltd., or an affiliate

By:	/s/ John P. Thacker

Name:	John P. Thacker
Title:	Chief Credit Officer

DENALI CAPITAL LLC, Managing Member of DC Funding Partners, Portfolio Manager for Denali Capital CLO II, Ltd., or an affiliate

By:	/s/ John P. Thacker

Name:	John P. Thacker
Title:	Chief Credit Officer

DENALI CAPITAL LLC, Managing Member of DC Funding Partners, Portfolio Manager for Denali Capital CLO III, Ltd., or an affiliate

By:	/s/ John P. Thacker

Name:	John P. Thacker
Title:	Chief Credit Officer

ERSTE BANK DER OESTERREICHISCHEN SPARKASSEN AG
as a Lender

By:	/s/ John Fay

Name:	John Fay
Title:	Director

By:	/s/ Bryan Lynch

Name:	Bryan Lynch
Title:	First Vice President

FLAGSHIP CAPITAL CLO III
By: Flagship Capital Management, Inc. as a Lender

By:	/s/ Mark S. Pelletier

Name:	Mark S. Pelletier
Title:	Director

FOREST CREEK CLO, LTD.
By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Matt Stouffer

Name:	Matt Stouffer
Title:	Senior Vice President

PORTIS CAPITAL CORPORATION,
as a Lender

By:	/s/ Henk Raison

Name:	Henk Raison
Title:	Vice President

PORTIS CAPITAL CORPORATION,
as a Lender

By:	/s/ John W. Deegan

Name:	John W. Deegan
Title:	Senior Vice President

FRANKLIN CLO I, LIMITED,
as a Lender

By:	/s/ David Ardini

Name:	David Ardini
Title:	Vice President

FRANKLIN CLO II, LIMITED,
as a Lender

By:	/s/ David Ardini

Name:	David Ardini
Title:	Vice President

FRANKLIN CLO III, LIMITED,
as a Lender

By:	/s/ David Ardini

Name:	David Ardini
Title:	Vice President

FRANKLIN CLO IV, LIMITED,
as a Lender

By:	/s/ David Ardini

Name:	David Ardini
Title:	Vice President

FRANKLIN FLOATING RATE DAILY
ACCESS FUND,
as a Lender

By:	/s/ Richard Hsu

Name:	Richard Hsu
Title:	Vice President

FRANKLIN FLOATING RATE TRUST,
as a Lender

By:	/s/ Richard Hsu

Name:	Richard Hsu
Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Brian Schwinn

Name:	Brian Schwinn
Title:	Duly Authorized Signatory

GRANITE VENTURES I LTD.
By:	Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ William J. Sheoris

Name:	William J. Sheoris
Title:	Authorized Signatory

HAMILTON FLOATING RATE FUND, LLC,
as a Lender

By:	/s/ Dean Stephan

Name:	Dean Stephan
Title:	Managing Director

HARRIS TRUST AND SAVINGS BANK,
as a Lender

By:	/s/ Shahrokh Shah

Name:	Shahrokh Shah
Title:	Managing Director

HIGHLAND FLOATING RATE
ADVANTAGE FUND
By:	Highland Capital Management, L.P.,
its Investment Manager as a Lender

By:	/s/ David Lancelot

Name:	David Lancelot
Title:	Treasurer

HIGHLAND FLOATING RATE LIMITED
LIABILITY COMPANY
By:	Highland Capital Management, L.P.,
its Investment Manager as a Lender

By:	/s/ David Lancelot

Name:	David Lancelot
Title:	Treasurer

IKB CAPITAL CORPORATION,
as a Lender

By:	/s/ David Snyder

Name:	David Snyder
Title:	President

LANDMARK II CDO LIMITED
By:	Aladdin Capital Management LLC,
as a Lender

By:	/s/ Joseph Moroney

Name:	Joseph Moroney, CPA
Title:	Authorized Signatory

LONG GROVE CLO, LIMITED
By:	Deerfield Capital Management LLC,
as its Collateral Manager

By:	/s/ Matt Stouffer

Name:	Matt Stouffer
Title:	Senior Vice President

LONGHORN CDO (CAYMAN) LTD.
By:	Merrill Lynch Investment Managers, L.P.,
as Collateral Manager

By:	/s/ Jaimin Patel

Name:	Jaimin Patel
Title:	Authorized Signatory

LONGHORN CDO II LTD.
By:	Merrill Lynch Investment Managers, L.P.,
as Collateral Manager

By:	/s/ Jaimin Patel

Name:	Jaimin Patel
Title:	Authorized Signatory

MERRILL LYNCH PRIME RATE PORTFOLIO
By:	Merrill Lynch Investment Managers, L.P.,
as Collateral Manager

By:	/s/ Jaimin Patel

Name:	Jaimin Patel
Title:	Authorized Signatory

MASTER SENIOR FLOATING RATE TRUST

By:	/s/ Jaimin Patel

Name:	Jaimin Patel
Title:	Authorized Signatory

FLOATING RATE INCOME STRATEGIES FUND II, INC.

By:	/s/ Jaimin Patel

Name:	Jaimin Patel
Title:	Authorized Signatory

MADISON AVENUE CDO IV LTD.
By:	Metropolitan Life Insurance Company, as Collateral Manager, as a Lender

By:	/s/ Lindlay B. Richert, Jr.

Name:	Lindlay B. Richert, Jr.
Title:	Director

MARINER CDO 2002, LTD.
By:	Antares Asset Management Inc., as Collateral Manager, as a Lender

By:	/s/ David Mahon

Name:	David Mahon
Title:	Vice President

MERRILL LYNCH CAPITAL, a division of Merill Lynch Business Financial Services, Inc., as a Lender

By:	/s/ Julia Maslanka

Name:	Julia Maslanka
Title:	Vice President

METROPOLITAN LIFE INSURANCE COMPANY,
as a Lender

By:	/s/ Lindlay B. Richert, Jr.

Name:	Lindlay B. Richert, Jr.
Title:	Director

MUIRFIELD TRADING LLC,
as a Lender

By:	/s/ Meredith J. Koslick

Name:	Meredith J. Koslick
Title:	Assistant Vice President

NATIONAL CITY BANK,
as a Lender

By:	/s/ Frank Byrne

Name:	Frank Byrne
Title:	Assistant Vice President

NATIONWIDE MUTUAL INSURANCE COMPANY,
as a Lender

By:	/s/ Thomas S. Leggett

Name:	Thomas S. Leggett
Title:	Associate Vice President – Public Bonds

THE NORINCHUKIN BANK,
as a Lender

By:	/s/ Masanori Shoji

Name:	Masanori Shoji
Title:	Joint General Manager

NORTH FORK BUSINESS CAPITAL, CORP.,
as a Lender

By:	/s/ Stephen K. Goetschius

Name:	Stephen K. Goetschius
Title:	Senior Vice President – Bank Loan Manager

NOVA CDO 2001, LTD.,
as a Lender

By:	/s/ David Mahon

Name:	David Mahon
Title:	Vice President

,
as a Lender

By:
Name:
Title:

OAKHILL SECURITIES FUND, L.P.,		OAKHILL SECURITIES FUND II, L.P.,

By: Oak Hill Securities GenPar, L.P. its General Partner		By: Oak Hill Securities GenPar II, L.P. its General Partner

By: Oak Hill Securities MGP, Inc. its General Partner		By: Oak Hill Securities MGP II, Inc. its General Partner

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase

Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Vice President	Title:	Vice President

OAKHILL CREDIT PARTNERS I LIMITED		OAKHILL CREDIT PARTNERS II LIMITED

By: Oak Hill CLO Management I, LLC as Investment Manager		By: Oak Hill CLO Management II, LLC as Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase

Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

PACIFICA CDO II, LTD., as a Lender

By:	/s/ Phillip Otero

Name:	Phillip Otero
Title:	Senior Vice President

PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
By:	ING Investments, LLC,
as its Investment Manager

By:	/s/ Robert Wilson

Name:	Robert Wilson
Title:	Senior Vice President

PILGRIM CLO 1999 – 1 LTD.
By:	ING Investments, LLC,
as its Investment Manager

By:	/s/ Robert Wilson

Name:	Robert Wilson
Title:	Senior Vice President

ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
By:	ING Investments, LLC,
as its Investment Manager

By:	/s/ Robert Wilson

Name:	Robert Wilson
Title:	Senior Vice President

ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
By:	ING Investments, LLC,
as its Investment Manager

By:	/s/ Robert Wilson

Name:	Robert Wilson
Title:	Senior Vice President

PROMETHEUS INVESTMENT FUNDING NO. 2 LTD.
By:	HVB Credit Advisors, LLC

By:	/s/ James T. Li

Name:	James T. Li
Title:	Associate Director

By:	/s/ Thomas L. Mowat

Name:	Thomas L. Mowat
Title:	Director

PPM SHADOW CREEK FUNDING, LLC,
as a Lender

By:	/s/ Meredith J. Koslick

Name: Meredith J. Koslick
Title: Assistant Vice President

PPM SPYGLASS FUNDING TRUST,
as a Lender

By:	/s/ Diane M. Himes

Name: Diane M. Himes
Title: Authorized Agent

ROSEMONT CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Matt Stouffer

Name: Matt Stouffer
Title: Senior Vice President

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Carl Lueker

Name: Carl Lueker
Title: Vice President

SCOTTSDALE INSURANCE COMPANY,
as a Lender

By:	/s/ Thomas S. Leggett

Name:	Thomas S. Leggett
Title:	Associate Vice President – Public Bonds

SEQUILS-CUMBERLAND I, LTD.
By:	Deerfield Capital Management LLC as its
Collateral Manager

By:	/s/ Matt Stouffer

Name:	Matt Stouffer
Title:	Senior Vice President

SRF 2000, INC.,
as a Lender

By:	/s/ Meredith J. Koslick

Name:	Meredith J. Koslick
Title:	Assistant Vice President

STANWICH LOAN FUNDING LLC,
as a Lender

By:	/s/ Meredith J. Koslick

Name:	Meredith J. Koslick
Title:	Assistant Vice President

STEIN ROE & FARNHAM CLO I LTD.,
By:	Columbia Management Advisors, Inc. as
Portfolio Manager, as a Lender

By:	/s/ Mark S. Pelletier

Name:	Mark S. Pelletier
Title:	Director

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Masood Fikree

Name:	Masood Fikree
Title:	Authorized Agent

TRANSAMERICA BUSINESS CAPITAL CORPORATION,
as a Lender

By:	/s/ Brian Schwinn

Name:	Brian Schwinn
Title:	Duly Authorized Signatory

TRUMBULL THC2 LOAN FUNDING LLC,
for itself or as agent for Trumbull THC Ltd.,
as a Lender

By:	/s/ Janet Haack

Name:	Janet Haack
Title:	Attorney-in-Fact

UNION BANK OF CALIFORNIA, N.A.,
as a Lender

By:	/s/ David Jackson

Name:	David Jackson
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Douglas A. Rich

Name:	Douglas A. Rich
Title:	Vice President

VENTURE CDO 2002, LIMITED,
By:	MJX Asset Management, LLC,
its Investment Adviser

By:	/s/ Kenneth Ostmann

Name:	Kenneth Ostmann
Title:	Director

VENTURE II CDO, LIMITED,
By:	MJX Asset Management, LLC,
its Investment Adviser

By:	/s/ Kenneth Ostmann

Name:	Kenneth Ostmann
Title:	Director

WACHOVIA BANK, N.A.,
as a Lender

By:	/s/ John G. Taylor

Name:	John G. Taylor
Title:	Vice President

WELLS FARGO,
as a Lender

By:	/s/ Marsha Poenisch

Name:	Marsha Poenisch
Title:	Vice President

WHITNEY PRIVATE DEBT FUND, L.P.,
as a Lender

By:	/s/ Kevin J. Conley

Name:	Kevin J. Conley
Title:	Authorized Signatory